UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PULTEGROUP, INC. 2023 Annual Meeting Vote by May 2, 2023 11:59 PM ET. For shares held in a Plan, vote by April 30, 2023 11:59 PM ET. PULTEGROUP, INC. 3350 PEACHTREE ROAD NORTHEAST SUITE 1500 ATLANTA, GA 30326 ATTN: TODD SHELDON D99265-P88055-Z84464 You invested in PULTEGROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote at the Meeting* May 3, 2023 1:00 PM ET Via the Internet at: www.virtualshareholdermeeting.com/PHM2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Brian P. Anderson 1b. Bryce Blair 1c. Thomas J. Folliard 1d. Cheryl W. Grisé 1e. André J. Hawaux 1f. J. Phillip Holloman 1g. Ryan R. Marshall 1h. John R. Peshkin 1i. Scott F. Powers 1j. Lila Snyder 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023. 3. Say-on-pay: Advisory vote to approve executive compensation. 4. Say-on-frequency: Advisory vote to approve the frequency of the advisory vote to approve executive compensation. NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion. Board Recommends For For For For For For For For For For For For Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D99266-P88055-Z84464